Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (QDPL)
Pacer Metaurus Nasdaq-100 Dividend Multiplier 600 ETF (QSIX)
(each, a “Fund” and together, the “Funds”)
PACER FUNDS TRUST (THE “TRUST”)
Supplement dated July 1, 2025 to the
Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2025

The following section under ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES in the Funds’ prospectus is hereby updated as follows:
Dividends and Distributions
Each of USAI, QDPL, and QSIX expect to pay out dividends monthly, if any. Each of EAFG and ODDS expect to pay out dividends, if any, on a quarterly basis. BULD expects to pay out dividends, if any, on a semi-annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The following paragraph under DIVIDENDS AND DISTRIBUTIONS in the Funds’ SAI is hereby updated as follows:
General Policies. Each of USAI, QDPL, and QSIX expect to pay out dividends monthly, if any. Each of EAFG and ODDS expect to pay out dividends, if any, on a quarterly basis. BULD expects to pay out dividends, if any, on a semi-annual basis. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis for the Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

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Please retain this Supplement for future reference.